Exhibit 10.2
PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO THE
SUPPLY AND MANUFACTURING SERVICES AGREEMENT
This amendment (“Third Amendment”) to the Supply and Manufacturing Services Agreement (“Agreement” or “SMSA”) entered into on March 31, 2023 (and twice amended on June 30, 2024 and January 1, 2025, respectively) between Amicus Therapeutics, Inc. having a place of business at 47 Hulfish Street, Princeton, New Jersey 08542 (formerly 3675 Market Street, Philadelphia, PA 19104) (“AMICUS”) and WuXi Biologics (Hong Kong) Limited having a place of business at Unit 417, 4th Floor, Lippo Centre Tower Two, No. 89 Queensway, Admiralty, Hong Kong (formerly Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong), WuXi Biologics Ireland Limited having a place of business at Mullagharlin, Dundalk, Co Louth A91 X56F, Ireland and WuXi Biologics Germany GmbH having a place of business at Chempark Leverkusen, Building D 201, Tor 133, 51368 Leverkusen, Germany (“WUXI BIOLOGICS GERMANY”) (collectively “WUXI BIOLOGICS”) (AMICUS and WUXI BIOLOGICS each a “Party” and collectively “Parties” hereto) has an “Effective Date” equivalent to the “Actual Closing Date” defined to be at 24:00 CET of the date on which the parties to the APA (as defined below) have executed the closing minutes.
WHEREAS Terumo Pharmaceutical Services GmbH (“TPS”) entered into an Asset Purchase Agreement (“APA”) dated May 14, 2025 for TPS to acquire a drug product manufacturing business operated from the facility at Chempark Leverkusen, Building D 201, Tor 133, 51368 Leverkusen Germany (such facility, “LEVERKUSEN”) from WUXI BIOLOGICS GERMANY;
WHEREAS the Partial Assignment and Assumption Agreement between AMICUS, WUXI BIOLOGICS GERMANY, TERUMO EUROPE NV (“TE”), and TPS will require amending the SMSA to (i) remove references to WUXI BIOLOGICS GERMANY and LEVERKUSEN and (ii) to specify certain continuing obligations to AMICUS.
In consideration of the promises and the mutual agreements and covenants contained herein, the Parties hereby agree to amend the Agreement as follows:

On the Title Page on page 1:
Delete
“and
WuXi Biologics Germany GmbH
Chempark Leverkusen
Building D 201, Tor 133
51368 Leverkusen Germany”

Exhibit 10.2
In the first paragraph of the preamble on page 3:
Replace “WuXi Biologics (Hong Kong) Limited having a place of business at Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong, WuXi Biologics Ireland Limited Mullagharlin, Dundalk, Co Louth A91 X56F, Ireland and WuXi Biologics Germany GmbH, Chempark Leverkusen, Building D 201, Tor 133, 51368 Leverkusen Germany”

With “WuXi Biologics (Hong Kong) Limited having a place of business at Unit 417, 4th Floor, Lippo Centre Tower Two, No. 89 Queensway, Admiralty, Hong Kong and WuXi Biologics Ireland Limited Mullagharlin, Dundalk, Co Louth A91 X56F, Ireland”

Add new Section 2.18 and associated subsections as follows:
2.18    Continuing Obligations for Non-Conforming Drug Product Batches Manufactured by Terumo Pharmaceutical Services GmbH. If Terumo Pharmaceutical Services GmbH (“TPS”) commences the manufacturing of any ATB-200 drug product batch for AMICUS during the period commencing on [***], and said ATB-200 drug product batch is found to be non-conforming as defined as of Actual Closing Date under the terms of the Toll Manufacturing Agreement (“TMA”) between AMICUS and TERUMO EUROPE NV (“TE”) & TPS having an effective date equivalent to the Actual Closing Date, then WUXI BIOLOGICS shall [***]. For purposes of this Section 2.18 and its subsections only: [***]. AMICUS represents that the definitions of “non-conforming” and “Specifications” in the TMA as of the Actual Closing Date are substantively identical to the definitions of such terms in this Agreement.
2.18.1    If TPS manufactures any non-conforming ATB-200 drug product batches during the period commencing [***], then WUXI BIOLOGICS shall [***].
2.18.2    After the Initial Term of the TMA, WUXI BIOLOGICS shall [***].
2.18.3 For the avoidance of doubt, following the Actual Closing Date, (i) WUXI BIOLOGICS GERMANY shall relinquish any and all rights and be released from all obligations under this Agreement it assigned to TE / TPS under the aforementioned Partial Assignment and Assumption Agreement, subject to Section 10.6.3 and (ii) WuXi Biologics Ireland Limited and WuXi Biologics (Hong Kong) Limited shall relinquish any and all rights, and be released from any and all obligations, they assigned to TE / TPS under the aforementioned Partial Assignment and Assumption Agreement, subject to Section 10.6.3 and Section 2.18 (inclusive of its subsections).

In Section 4.11 Per Vial Product Pricing
Delete “and WuXi Biologics Germany GmbH Facilities and”

In the signature block on page 30
Delete the signature block beginning with “For and behalf of WuXi Biologics Germany GmbH”

In Appendix E - Price

Exhibit 10.2
Delete the table referencing WuXi Biologics Germany GmbH. DP7 (Germany) pricing

In Appendix H - Facilities
Delete DP7 WuXi Biologics Germany GmbH Pricing from Facilities list

***
Except as amended by the First, Second and this Third Amendment, the Agreement shall continue in full force and effect pursuant to its terms. In the event of a conflict between a term or condition of the Agreement as twice amended, this Third Amendment shall govern. This Third Amendment shall be governed by and construed in accordance with the laws of New York, without regard to its conflict of law provisions.
This Third Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and execution shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Third Amendment.
(The remainder of this page is blank)

Exhibit 10.2
IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment by their respective officers thereunto duly authorized.

For and on behalf of Amicus Therapeutics, Inc. /s/ Bradley Campbell Signature Name Bradley Campbell Position President & CEO Date September 30, 2025
For and on behalf of WuXi Biologics (Hong Kong) Limited

/s/ Chris Chen
Signature
Name     Chris Chen
Position Director
Date     September 30, 2025

For and on behalf of WuXi Biologics Ireland Limited

/s/ Chris Chen
Signature
Name     Chris Chen
Position Director
Date     September 30, 2025

For and on behalf of WuXi Biologics Germany GmbH

/s/ Chris Chen
Signature
Name     Chris Chen
Position Director
Date     September 30, 2025

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